CTB SECURITIES TRUST FUND

Statement of Operations

Period from September 11, 2000 (commencement of operations) to December 31, 2000



Investment income:
 Interest                                                      $27,646,537
 Fees                                                           1,431,216
 Other income                                                      14,457

     Total investment income                                    29,092,210

Expenses:
 Custodial fees                                                    36,667
 Accounting fees                                                  183,333
 Loan servicing fees                                              530,590
 Directors fees                                                    8,500
 Insurance                                                          1,433
 Legal fees                                                        12,968
 Printing and supplies                                                331
 Other expenses                                                     1,469

     Total expenses                                               775,291

     Net investment income                                      28,316,919

Realized and unrealized loss from investments:
 Net realized gain (loss) on investments sold
 Net unrealized loss on investments                              (419,681)

     Total realized and unrealized loss                          (419,681)
     Net increase in net assets resulting from operations      $27,897,238


See accompanying notes to financial statements.